                                                                   EXHIBIT 99.9

RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:

                                       SPACE ABOVE THIS LINE FOR RECORDER'S USE
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                              STATE OF CALIFORNIA

                                   Office of
                                 MARCH FONG EU
                               Secretary of State
                                   SACRAMENTO

I, MARCH FONG EU, Secretary of State of the State of California, hereby certify:

That the annexed transcript of 32 page(s) was prepared by and in this office from the record on file, of which it purports to be a copy, and that it is full, true and correct.

IN WITNESS WHEREOF, I execute this certificate and affix the Great Seal of the State of California this Nov. 03, 1992.


[SEAL OF THE STATE OF CALIFORNIA]       [SEAL OF THE OFFICE OF THE SECRETARY OF
                                         STATE]

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13. ANY OTHER MATTERS THE GENERAL PARTNERS DESIRE TO INCLUDE IN THIS
    CERTIFICATE MAY BE NOTED ON SEPARATE PAGES AND BY REFERENCE HEREIN IS A PART OF THIS CERTIFICATE. NUMBER OF PAGES ATTACHED [31].

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14. IT IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSON(S) WHO EXECUTED THIS
    CERTIFICATE OF LIMITED PARTNERSHIP, WHICH EXECUTION IS MY (OUR) ACT AND DEED (SEE INSTRUCTIONS)

    /s/ VINCENT E. GALEWICK    10/20/92
    -----------------------------------     ----------------------------------
    SIGNATURE OF GENERAL PARTNER  DATE      SIGNATURE OF GENERAL PARTNER  DATE

    VINCENT E. GALEWICK, PRESIDENT
    PERFORMANCE DEVELOPMENT, INC. -
    GENERAL PARTNER

    -----------------------------------     ----------------------------------
    SIGNATURE OF GENERAL PARTNER  DATE      SIGNATURE OF GENERAL PARTNER  DATE

    -----------------------------------     ----------------------------------
    SIGNATURE OF GENERAL PARTNER  DATE      SIGNATURE OF GENERAL PARTNER  DATE

===============================================================================

16. RETURN ACKNOWLEDGMENT TO:

    BRIANNA BRISTOW
    PERFORMANCE DEVELOPMENT INC.
    1920 MAIN STREET, SUITE 1290
    IRVINE, CA 92714

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15. THIS SPACE FOR FILING OFFICER USE (FILE NUMBER, DATE OF FILING)

    9230000009

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FILED IN THE OFFICE OF THE SECRETARY OF STATE OF THE STATE OF CALIFORNIA

                        OCTOBER 21, 1992

                        /s/ MARCH FONG EU
                        -----------------
                        MARCH FONG EU
                        SECRETARY OF STATE

                              STATE OF CALIFORNIA
                 CERTIFICATE OF LIMITED PARTNERSHIP - FORM LP-1
       IMPORTANT - READ INSTRUCTIONS ON BACK BEFORE COMPLETING THIS FORM

This Certificate is presented for filing pursuant to Chapter 3, Article 2,
Section 15621, California Corporations Code.

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1. NAME OF LIMITED PARTNERSHIP

   PERFORMANCE ASSET MANAGEMENT FUND IV, A CALIFORNIA LIMITED PARTNERSHIP
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2. STREET ADDRESS OF PRINCIPAL EXECUTIVE OFFICE

   1920 MAIN STREET, SUITE 1290
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3. CITY AND STATE

   IRVINE, CA
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4. ZIP CODE

   92714
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5. STREET ADDRESS OF PRINCIPAL EXECUTIVE OFFICE

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6. CITY AND STATE

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7. ZIP CODE

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8. COMPLETE IF LIMITED PARTNERSHIP WAS FORMED PRIOR TO JULY 1, 1984 AND IS IN
   EXISTENCE ON DATE THIS CERTIFICATE IS EXECUTED.

   THE ORIGINAL LIMITED PARTNERSHIP CERTIFICATE WAS RECORDED
   ON __________________  19 ___________ WITH THE RECORDER OF
   _____________________ COUNTY.   FILE OR RECORDATION NUMBER ________________
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9. NAMES AND ADDRESSES OF ALL GENERAL PARTNERS: (CONTINUE ON SECOND PAGE, IF
                                                 NECESSARY)

   NAME:     PERFORMANCE DEVELOPMENT, INC.
   ADDRESS:  1920 MAIN STREET, SUITE 1290
   CITY:     IRVINE                           STATE   CA     ZIP CODE  92714
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9A.

   NAME:
   ADDRESS:
   CITY:                                      STATE          ZIP CODE
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9B.

   NAME:
   ADDRESS:
   CITY:                                      STATE          ZIP CODE
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10. NAME AND ADDRESS OF AGENT FOR SERVICE OF PROCESS

   NAME:     VINCENT E. GALEWICK
   ADDRESS:  1920 MAIN STREET, SUITE 1290
   CITY:     IRVINE                           STATE   CA     ZIP CODE  92714
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11. TERM FOR WHICH THIS PARTNERSHIP IS TO EXIST. Whichever occurs first 2005 the sale of assets, dissolution and subsequent removal or incapacity of the General Partner, unless the Limited Partners elect to continue.
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12. FOR THE PURPOSE OF FILING AMENDMENTS, DISSOLUTION AND CANCELLATION
    CERTIFICATES PERTAINING TO THIS CERTIFICATE, THE ACKNOWLEDGMENT OF [1] GENERAL PARTNERS IS REQUIRED.
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13. ANY OTHER MATTERS THE GENERAL PARTNERS DESIRE TO INCLUDE IN THIS
    CERTIFICATE MAY BE NOTED ON SEPARATE PAGES AND BY REFERENCE HEREIN IS
    A PART OF THIS CERTIFICATE. NUMBER OF PAGES ATTACHED [31].
-------------------------------------------------------------------------------
14. IT IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSON(S) WHO EXECUTED THIS CERTIFICATE OF LIMITED PARTNERSHIP, WHICH EXECUTION IS MY (OUR) ACT AND DEED (SEE INSTRUCTIONS)

    /s/ VINCENT E. GALEWICK    10/20/92
    -----------------------------------     ----------------------------------
    SIGNATURE OF GENERAL PARTNER  DATE      SIGNATURE OF GENERAL PARTNER  DATE

    VINCENT E. GALEWICK, PRESIDENT
    PERFORMANCE DEVELOPMENT, INC. -
    GENERAL PARTNER

    -----------------------------------     ----------------------------------
    SIGNATURE OF GENERAL PARTNER  DATE      SIGNATURE OF GENERAL PARTNER  DATE

    -----------------------------------     ----------------------------------
    SIGNATURE OF GENERAL PARTNER  DATE      SIGNATURE OF GENERAL PARTNER  DATE

===============================================================================
16. RETURN ACKNOWLEDGMENT TO:

    BRIANNA BRISTOW
    PERFORMANCE DEVELOPMENT INC.
    1920 MAIN STREET, SUITE 1290
    IRVINE, CA 92714
===============================================================================
15. THIS SPACE FOR FILING OFFICER USE (FILE NUMBER, DATE OF FILING)

    9230000009

===============================================================================
FILED IN THE OFFICE OF THE SECRETARY OF STATE OF THE STATE OF CALIFORNIA

                        OCTOBER 21, 1992

                        /s/ MARCH FONG EU
                        -----------------
                        MARCH FONG EU
                        SECRETARY OF STATE